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                                                                    Exhibit 23.5




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky Systems, Inc. of which this Exhibit forms a part.


                                   /s/ Bolingler, Segars, Gilbert & Moss, L.L.P.

                                   Certified Public Accountants


Lubbock, Texas
September 24, 1998